STATE OF NORTH CAROLINA
                                          ASSIGNMENT
COUNTY OF MECKLENBURG

       THIS ASSIGNMENT dated November 27, 2000 between BEN F. MASTERS, (hereinafter referred to as "Assignor"), at 8632 Wilkinson Boulevard, Charlotte, NC 28214, and EMISSION CONTROL DEVICES, INC. (hereinafter referred to as "ECD" or "Assignee"), a corporation organized under the laws of North Carolina and having its principal place of business at 8632 Wilkinson Boulevard, Charlotte, NC 28214, provides as follows:

       WHEREAS, Assignor is the owner of 55% of the common stock of Unlimited Technologies, Inc., ("U.T.") a North Carolina corporation, and

       WHEREAS, U.T. is the owner of certain Patents and know-how directed to emission control devices, and

       WHEREAS, Unlimited Technologies International, Inc. ("U.T.I.") is the owner of manufacturing and marketing rights inventions and know-how directed to emission control devices and controls all right, title and interest in and to the Patents pertaining to such inventions, and

       WHEREAS, Assignor desires to assign a percentage of net revenues received by Masters to ECD, subject to the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the premises and the mutual covenants as set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, intending to be legally bound, agree as follows:

A     Assignor hereby assigns to ECD, its successors and assigns 45.45%
percent of Assignor's net revenues received through his ownership of U.T. to which he is or may be entitled, and granting to ECD, its successors and assigns, full power and the authority to collect, receive and give acquittance or any sum or sums due or to become due Assignor, and in Assignor's name or otherwise to prosecute or withdraw any suit or proceedings at law or in equity regarding the Agreement, assuming and fully releasing Assignor from any and all liability under the Agreement. The term "net revenues" is defined by Generally Accepted Accounting Principals whether in the form of royalties, dividends or any other payments; provided further that the term "net revenues" shall not include any applicable sales, use , ad valorem or other taxes, duties or other government exactions that may be levied in connection with the sale or manufacture of the Licensed Products. This Assignment is made without representation or warranty and without recourse to Assignor.

       B. Assignee agrees with the Assignor to assume and faithfully perform and discharge all the terms and obligations assumed, or to be performed or discharged by Assignor, under the Agreement.

      C. Assignee agrees to indemnify and hold harmless Assignor for faithful performance or discharge by Assignee of all the terms and obligations of the Agreement.

                           /s/ Ben F. Masters
                           ---------------------------------
                           BEN F. MASTERS      (SEAL)


                           EMISSION CONTROL DEVICES, INC.

                                By: /s/ Russell A. Masters
                           ---------------------------------
ATTEST:                       President

/s/ Carolyn S. Perry
-----------------------
Secretary

SEAL




STATE OF NORTH CAROLINA
                                          ASSIGNMENT
COUNTY OF MECKLENBURG

       THIS ASSIGNMENT dated November 27, 2000 between UNLIMITED TECHNOLOGIES INTERNATIONAL, INC., (hereinafter referred to as "U.T.I." or "Assignor"), a corporation organized under the laws of North Carolina and having its principal place of business at 8632 Wilkinson Boulevard, Charlotte, NC 28214, and EMISSION CONTROL DEVICES, INC. (hereinafter referred to as "ECD" or "Assignee"), a corporation organized under the laws of North Carolina and having its principal place of business at 8632 Wilkinson Boulevard, Charlotte, NC 28214, provides as follows:

       WHEREAS, U.T.I. is the owner of manufacturing and marketing rights inventions and know-how directed to emission control devices and controls all right, title and interest in and to the Patents pertaining to such inventions, and

       WHEREAS, by Assignment dated November 27, 2000 between U.T. and U.T.I., U.T.I. assigned all of its right, title and interest in that certain License Agreement between U.T. and Southeast Industrial Equipment, Inc. d/b/a Envirolift to U.T.I., and

       WHEREAS, U.T.I. desires to further assign said License Agreement to ECD, subject to the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the premises and the mutual covenant as set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, intending to be legally bound, agree as follows:

        A. In consideration of ten percent (10%) of the net revenues generated by ECD from and as a result of the Envirolift License Agreement as "net revenues" is defined below, U.T.I. hereby assigns to ECD, its successors and assigns, all of U.T.I.'s right, title and interest in the Envirolift License Agreement to which U.T.I. is or may be entitled by virtue of the Agreement, and granting to U.T.I., its successors and assigns, full power and authority to collect, receive and give acquittance or any sum or sums due or to become due under the Agreement, and in U.T.I.'s name or otherwise to prosecute or withdraw any suit or proceedings at law or in equity regarding the Agreement, assuming and fully releasing U.T.I. from any and all liability under the Agreement. The term "net revenues" is defined by Generally Accepted Accounting Principals; provided further that the term "net revenue" shall not include any applicable sales, use, add valorem or other taxes, duties or other governmental exactions that may be levied in connection with the sale or manufacture of the Licensed Products. This Assignment is made without representation or warranty and without recourse to U.T.I.

       B. Assignee agrees with the Assignor to assume and faithfully perform and discharge all the terms and obligations assumed, or to be performed or discharged by Assignor, under the Agreement.

      C. Assignee agrees to indemnify and hold harmless Assignor for faithful performance or discharge by Assignee of all the terms and obligations of the Agreement.



                             UNLIMITED TECHNOLOGIES INTERNATIONAL, INC.

ATTEST:                         By: /s/ Russell A. Masters
                              -------------------------
Carolyn S. Perry                  President
-----------------
Secretary

SEAL

                           EMISSION CONTROL DEVICES, INC.

ATTEST:                         By: /s/ Russell A. Masters
                              --------------------------
Carolyn S. Perry                 President
-----------------
Secretary

SEAL



STATE OF NORTH CAROLINA
                                          ASSIGNMENT
COUNTY OF MECKLENBURG

       THIS ASSIGNMENT dated November 27, 2000 between UNLIMITED TECHNOLOGIES, INC., (hereinafter referred to as "U.T." or "Assignor"), a corporation organized under the laws of North Carolina and having its principal place of business at 8632 Wilkinson Boulevard, Charlotte, NC 28214, and UNLIMITED TECHNOLOGIES INTERNATIONAL, INC. (hereinafter referred to as "U.T.I." or "Assignee"), a corporation organized under the laws of North Carolina and having its principal place of business at 8632 Wilkinson Boulevard, Charlotte, NC 28214, provides as follows:

       WHEREAS, U.T. is the owner of certain patents and know-how directed to emission control devices, and

       WHEREAS, U.T.I. is the owner of manufacturing and marketing rights inventions and know-how directed to emission control devices, and controls all right, title and interest in and to the Patents pertaining to such inventions, and

       WHEREAS, by License Agreement dated ____________between U.T. and Southeast Industrial Equipment, Inc. d/b/a/ Envirolift, U.T. licensed the technology to Envirolift, on a non-exclusive basis, for Forklifts, Power Sweeps and Power Scrubbers, and

       WHEREAS, U.T. desires to assign said License Agreement to U.T.I., subject to the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the premises and the mutual covenant as set forth herein, and for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, intending to be legally bound, agree as follows:

        A. In consideration of forty five percent (45%) of the net revenues generated by U.T.I. from and as a result of the Envirolift License Agreement as "net revenues" is defined below, U.T. hereby assigns to U.T.I., its successors and assigns, all of U.T.'s right, title and interest in the Envirolift License Agreement to which U.T. is or may be entitled by virtue of the Agreement, and granting to U.T.I., its successors and assigns, full power and authority to collect, receive and give acquittance or any sum or sums due or to become due under the Agreement, and in U.T.'s name or otherwise to prosecute or withdraw any suit or proceedings at law or in equity regarding the Agreement, assuming and fully releasing U.T. from any and all liability under the Agreement. The term "net revenues" is defined by Generally Accepted Accounting Principals; provided further that the term "net revenue" shall not include any applicable sales, use, add valorem or other taxes, duties or other governmental exactions that may be levied in connection with the sale or manufacture of the Licensed Products. This Assignment is made without representation or warranty and without recourse to U.T.

       B. Assignee agrees with the Assignor to assume and faithfully perform and discharge all the terms and obligations assumed, or to be performed or discharged by Assignor, under the Agreement.

       C. Assignee agrees to indemnify and hold harmless Assignor for faithful performance or discharge by Assignee of all the terms and obligations of the Agreement.


                           UNLIMITED TECHNOLOGIES, INC.

ATTEST:                         By: /s/ Ben F. Masters
                              -------------------------
Carolyn S. Perry                  President
-----------------
Secretary

SEAL


                   UNLIMITED TECHNOLOGIES INTERNATIONAL, INC.


ATTEST:                         By: /s/ Russell A. Masters
                              --------------------------
Carolyn S. Perry                  President
-----------------
Secretary

SEAL